UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2018

Advanced Drainage Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36557	51-0105665
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4640 Trueman Boulevard, Hilliard, Ohio 43026	43026
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 658-0050

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2018, Thomas M. Fussner submitted to the Board of Directors of Advanced Drainage Systems, Inc. (the “Company”) notice of his retirement as Executive Vice President and Co-Chief Operating Officer of the Company, effective as of March 31, 2018.

In connection therewith, the Company and Mr. Fussner entered into a First Amendment to Amended and Restated Executive Employment Agreement dated as of March 16, 2018 (the “Amendment”), amending that certain Amended and Restated Executive Employment Agreement dated as of June 20, 2014 by and between the Company and Mr. Fussner (the “Executive Employment Agreement”). The Amendment amends the Executive Employment Agreement to reflect the employment period continuing through and terminating as of the close of business on March 31, 2018 and to reflect Mr. Fussner’s retirement age. The Amendment also provides for the Company’s payment of Mr. Fussner’s premiums for up to 18 months of COBRA continuation coverage and the execution by Mr. Fussner of the form of Release set forth as Exhibit A to the Amendment. The Company and Mr. Fussner also entered into a Consulting Agreement, to be effective April 1, 2018, pursuant to which Mr. Fussner has agreed to provide certain consulting services to the Company until March 31, 2019.

The foregoing descriptions of the Amendment and the Consulting Agreement are qualified in their entirety by reference to the full text of the Amendment and the Consulting Agreement, which are attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	First Amendment to Amended and Restated Executive Employment Agreement by and between the Company and Thomas M. Fussner.

10.2	Consulting Agreement by and between the Company and Thomas M. Fussner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED DRAINAGE SYSTEMS, INC.

Date: March 21, 2018	By:	/s/ Scott A. Cottrill
	Name:	Scott A. Cottrill
	Title:	EVP, CFO and Secretary